SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                        INTELLECTUAL TECHNOLOGY, INC.
              (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)     Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

     2)     Aggregate number of securities to which transaction applies:
            ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ---------------------------------------------------------------

     4)     Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

     5)     Total fee paid:

            ---------------------------------------------------------------

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid: __________________________

         2)     Form, Schedule or Registration Statement No.: _______________

         3)     Filing Party: ___________________________________________

         4)     Date Filed: ____________________________________________



                        INTELLECTUAL TECHNOLOGY, INC.

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held October 23, 2002

TO THE STOCKHOLDERS OF INTELLECTUAL TECHNOLOGY, INC.:

You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Intellectual Technology, Inc. ("ITI" or the "Company"), which will be held at the Hilton Garden Inn located at 6450 Carlsbad Blvd., Carlsbad, California 92009, on Wednesday, October 23, 2002, at 9:00 a.m. Pacific time, to consider and act upon the following matters:

     1.     The election of four (4) directors;
     2. The ratification of the selection of Comiskey & Company P.C. to serve as auditors of the Company for the fiscal year ending December 31, 2002; and
     3. Such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

Only holders of record our Common Stock at the close of business on September 9, 2002, will be entitled to notice of, and to vote at, the Annual Meeting and any continuations or adjournments of the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS
OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
                                         By Order of the Board of Directors

                                         /s/ Walter G. Fuller________

                                         Walter G. Fuller
                                         Chief Executive Officer and Chairman
                                         of the Board


1040 Joshua Way
Vista, CA 92083
(760) 599-8080
September 23, 2002


                               PROXY STATEMENT

                        INTELLECTUAL TECHNOLOGY, INC.

                               1040 Joshua Way
                               Vista, CA 92083
                               ________________

                        ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held October 23, 2002


Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Intellectual Technology, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at the Hilton Garden Inn located at 6450 Carlsbad Blvd., Carlsbad, California 92009, on Wednesday, October 23, 2002, at 9:00 a.m. Pacific time, and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In addition to solicitation by use of the mail, certain of our officers and employees may, without receiving additional compensation therefor, solicit the return of proxies by telephone, telegram or personal interview. We have requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of Common Stock, and have agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.


Revocation of Proxies

All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A Stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly-executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.


Record Date and Voting Securities
The close of business on September 9, 2002, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment of the Annual Meeting. As of September 9, 2002, we had outstanding: 9,842,680 shares of Common Stock, par value $.0001 per share. The holders of Common Stock have the right to cast one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock, including the election of directors. Except as described herein, no preemptive, subscription, or conversion rights pertain to the Common Stock and no redemption or sinking fund provisions exist for the benefit thereof. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve each proposal. Pursuant to the General Corporation Law of the State of Delaware, only votes cast "FOR" a matter constitute affirmative votes, except that proxies in which the stockholder fails to make a specification as to whether he votes "FOR," "AGAINST," "ABSTAINS" or "WITHHOLDS" as to a particular matter shall be considered as a vote "FOR" that matter. Votes will be tabulated by an inspector of election appointed by the Board of Directors. Votes in which the stockholder specified that he is "WITHHOLDING" or "ABSTAINING" from voting are counted for quorum purposes, but are not considered as votes "FOR" a particular matter. Broker non-votes (shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted for quorum purposes, but are not considered as votes "FOR" a particular matter.

Mailing of Proxy Statement and Proxy Card

Our Annual Report for 2001 is enclosed for your convenience but is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material. We will pay the cost for preparing, printing, assembling and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the Proxies.

Our principal executive offices are located 1040 Joshua Way, Vista, CA 92083. This Proxy Statement and the accompanying proxy are first being mailed to Stockholders on or about September 23, 2002.

                                 PROPOSAL 1
                            ELECTION OF DIRECTORS

     In accordance with the Certificate of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than one nor more than seven members, the exact number to be determined by the Board of Directors. At each Annual Meeting of the Stockholders of the Company, directors are elected to serve until the next Annual Meeting or until their successors are elected or appointed. The Board of Directors has been set at four members. The Board of Directors proposes the election of the nominees named below.

     Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED HEREIN.

     The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

               Nicholas Litchin
               Walter G. Fuller
               Christopher M. Welch
               Bradford A. Morrow

     If elected, the nominees are expected to serve until the 2003 Annual Meeting of Stockholders.


Information with Respect to Each Nominee and Executive Officers.

     The following table sets forth certain information with respect to each nominee and executive officer of the Company as of September 9, 2002.


Name                       Age                              Position

Walter G. Fuller            59                Chief Executive Officer, Chairman
                                              of the Board, Director and
                                              Director Nominee

Nicholas Litchin            73                Director and Director Nominee

Christopher M. Welch        31                Director and Director Nominee

Bradford A. Morrow          47                Director and Director Nominee

Other Officers:

Craig Litchin               46                President, Chief Operating
                                              Officer, Treasurer, Principal
                                              Financial Officer, Principal
                                              Accounting Officer

George McGill               66                Vice President, Secretary

Robert Neece                54                Former Director, Former Chief
                                              Executive Officer, Former Chairman
                                              of the Board, Former Assistant
                                              Secretary

     Directors serve until the next Annual Meeting or until their successors are elected or appointed. All officers are appointed by and serve at the
discretion of the Board of Directors.   Craig Litchin is the son of Nicholas
Litchin. Walter G. Fuller was once married to the maternal aunt of Christopher
M. Welch. There are no other family relationships between any directors or executive officers.

     Nicholas Litchin is a director of the Company. He was Chairman of the Board of Directors from July 1998 to April 1999. He was Vice Chairman from March 12, 1997 to June 1998, and has been a director of the Company since the formation of Image Technology, Inc., a Nevada corporation and wholly owned subsidiary of the Company, ("Image Technology") in April 1992. Mr. Litchin has been a retired investor since 1991.

     Walter G. Fuller has been a Director of the Company and Image Technology since March 12, 1997 and the formation of Image Technology in 1992, respectively. He was appointed Chairman of the Board and Chief Executive Officer of the Company in August of 2001. He is the President of M&S Steel Co., Inc., an Indiana corporation that is a supplier of structural steel to the construction industry.

     Christopher M. Welch was elected Director of the Company in February 1999. Mr. Welch was an agent with New York Life from 1995-2000. He attended graduate school during 2001. He is now employed as a staff accountant with Sound Image Inc., a private company in Escondido, CA.

     Bradford A. Morrow was elected Director in December 2000. He has been the Managing Director of Paradigm Capital LLC since the Fall of 1997 ("Paradigm"). Paradigm is involved in private placements, mergers and acquisitions and providing consulting services to emerging companies, primarily software and satellite based technologies.

     Craig Litchin has been President, Chief Operating Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer of the Company since November 30, 2000. Mr. Litchin joined the Company as Vice President in July 1997. Prior to that, he served for eight years as Legal Counsel to the Bitove Corporation ("Bitove"). Bitove, a Canadian company, operated several different businesses throughout Canada.

     George McGill was appointed Vice-President and Secretary of the Company on August 30, 2000. He is an attorney in private practice in Cardiff, California and has advised the Company since its inception. Mr. McGill has been practicing law since 1961.

     Robert Neece was Chairman of the Board, Chief Executive Officer and Assistant Secretary until August 23, 2001. Mr. Neece resigned from the Board of Directors on October 12, 2001. Mr. Neece had been a Director of the Company since July of 1998. He has been engaged in the private practice of law in Denver, Colorado since 1981. Throughout that period of time, he has concentrated his practice in the areas of corporation, commercial, and securities law. Since 1992, Mr. Neece has been Special Counsel with the Denver law firm of Burns, Wall, Smith and Mueller, P.C.


Board Meetings and Committees

     The Board of Directors held 9 meetings in 2001 in which the Directors were present either in person or telephonically. No director attended fewer than 75 percent (75%) of the aggregate number of meetings held by the Board of Directors and the committee on which he served during 2001. The Board of Directors has an Audit Committee which reviews the results and scope of the audit and other accounting related matters. The members of the Audit Committee are currently Messrs. Welch and Morrow. The Audit Committee held 1 meeting during 2001.

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included in this Proxy Statement as Exhibit A. The Company does not have a nominating or compensation committee.


Audit Fees

     The aggregate fees billed by Comiskey & Company, P.C. for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and Form 10-KSB for that fiscal year were $32,791.23. Audit-related services generally include fees for accounting consultations, business acquisitions, and work related to equity offerings. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.


Financial Information Systems Design and Implementation

     There were no fees billed by Comiskey & Company for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.


All Other Fees
     There were no fees billed by Comiskey & Company for services other than the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and Form 10-KSB for the fiscal year ended December 31, 2001 as set forth herein.


Audit Committee Report

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.


                           AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's audited financial statements with Company management and has discussed certain required matters with the Company's independent auditors, in accordance with Statement of Auditing Standards No. 61.

     The Company's independent auditors also provided written documentation to the Audit Committee, describing all relationships between the auditors and the Company that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001. The Audit Committee also recommended the re-appointment of the independent auditors and the Board concurred in such recommendation.

     All members of the Audit Committee are considered to be "independent directors," as defined in NASDAQ Marketplace Rule 4200.


                                   AUDIT COMMITTEE
                                   Christopher M. Welch and Bradford A. Morrow



                                  MANAGEMENT

EXECUTIVE COMPENSATION

     The following table sets forth certain information as to our Chief Executive Officer. None of the Company's executive officers' total annual salary and bonus for the fiscal year ending December 31, 2001, exceeded $100,000:

SUMMARY COMPENSATION TABLE

                                       Annual Compensation(1)

                                                                     Other
Name and Principal Position            Year    Salary    Bonus    Compensation

Walter G. Fuller
  Chief Executive Officer              2001   $ 7,250   $    -       $    -
                                       2000   $ 1,750   $    -       $    -
                                       1999   $     -   $    -       $    -

Robert Neece
  Former Director, Former Chief        2001   $10,000   $    -       $    -
  Executive Officer, Former            2000   $ 2,250   $    -       $    -
  Chairman of the Board, Former        1999   $   700   $    -       $    -
  Assistant Secretary


____________________

(1)	The compensation described in this table does not include medical insurance, retirement benefits and other benefits which are available generally to all employees of the Company and certain perquisites and other personal benefits, the value of which did not exceed the lesser of $50,000 or 10% of the executive officer's compensation in the table.


EMPLOYMENT AGREEMENTS

     Mr. Keith Winn entered into an employment agreement with the Company to serve as its Chief Technology Officer. This agreement became effective
May 1, 2001 and has a term of one year. The agreement automatically renews annually subject to termination and severance clauses. The agreement provides or annual compensation of $150,000.


COMPENSATION OF DIRECTORS

     The Company has adopted a policy of paying directors $250 per meeting plus salary. Effective December 1, 2000, all directors except Mr. Neece received $500 per month salary. Mr. Neece received $1,000 per month salary and $250 per meeting until his resignation in October 2001.


                           PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of September 9, 2002, by (i) each person who is known by us to own beneficially more than 5% of any class of our outstanding voting securities, (ii) each of our directors and executive officers, and (iii) all of our officers and directors as a group. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the selling stockholder has sole or shared voting power or investment power and also any shares which the selling stockholder has the right to acquire within 60 days. Percentages are based on a total of 9,842,680 shares of common stock outstanding on September 9, 2002.


                                                  Common Stock
                     Name and Address of          Beneficially      Percent of
   Title of Class     Beneficial Owner(1)            Owned          Ownership


Common Stock        Sandra K. Leatherman(2)        1,651,820         13.7%

Common Stock        Walter G. Fuller(3)            2,974,880         25.4%

Common Stock        Nicholas Litchin (4)(5)        1,589,760         13.6%

Common Stock        Robert Neece(6)                  523,000          4.5%

Common Stock        Christopher M. Welch(7)        1,379,410         11.8%

Common Stock        Kelly Manoccio (8)             1,231,610         10.5%

Common Stock        Craig Litchin (9)                 85,000           .7%

Common Stock        George E. McGill (10)            439,920          3.8%

Common Stock        Bradford A. Morrow (11)          130,000          1.1%

                    All executive officers
                    and directors as a group
Common Stock        (5 persons) (12)               9,955,400           85%


_____________________

(1) Except as otherwise indicated, the address of each principal stockholder is c/o the Company at 1040 Joshua Way, Vista, CA 92083. The Company believes that all persons named have sole voting power and sole investment power, subject to community property laws where applicable.

(2) The address of Sandra K. Leatherman is 3345 Fosca Street Carlsbad, CA, 92009. Includes 1,651,820 shares held as trustee of the J&S Trust.

(3) The address of Walter G. Fuller is 217 E. Railroad Street, P.O. Box 299, Garrett, IN, 46738. Includes options to purchase 315,000 common shares under the Company's stock option plan.

(4) The address of Nicholas Litchin is 6401 Constitution Drive, Ft. Wayne, IN, 46804. Includes 214,920 shares held of record by L&R Realty, an Indiana general partnership, of which Mr. Litchin is a partner, 699,840 shares held of record by the Litchin Family Partnership, of which Mr. Litchin is a general partner, and 360,000 shares held of record by Mercer Beverage Co., an Ohio corporation, of which Mr. Litchin is the President and of which Mrs. Litchin is a principal shareholder. Mr. Litchin disclaims beneficial ownership of these shares.

(5) Includes options to purchase 315,000 common shares under the Company's stock option plan.

(6) The address of Robert Neece is c/o 303 East 17th Avenue, Denver, CO, 80202. Includes options to purchase 315,000 common shares under the Company's stock option plan. Mr. Neese was an officer until August 23, 2001 and a director until October 12, 2001.

(7) The address of Christopher M. Welch is 920 Sycamore Avenue #62 Vista, CA, 92083.

(8) The address of Kelly Manoccio is 1027 Orchard Lane, Broadview Heights, OH, 44147. Includes 465,020 shares held as beneficial owner of the Janice Welch Trust.

(9) Includes options to purchase 85,000 common shares under the Company's stock option plan.

(10) The address of George E. McGill is 120 Birmingham #240, Cardiff, CA, 92007. Includes options to purchase 315,000 common shares under the Company's stock option plan.

(11) The address of Bradford A. Morrow is 9025 E. Jenan Drive, Scottsdale, AZ, 85260. Includes options to purchase 130,000 common shares under the Company's stock option plan.

(12) Adjusted for the effect of 1,882,500 shares issuable upon exercise of outstanding stock options.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Form 3s are being filed by the following individuals as indicated: V. Craig Litchin, due December 18, 2000; Bradford A. Morrow, due December 18, 2000; and George E. McGill, due December 18, 2000. Form 4s are being filed by the following individuals as indicated: Christopher M. Welch, due January 10, 2001; Nicholas Litchin, due January 10, 2001; and Walter G. Fuller, due October 10, 1998 and January 10, 2001. Based solely upon a review of copies of reports on Form 3, Form 4 and Form 5 furnished to us, and written representations to us from reporting persons, we believe that no other officers, directors or beneficial owners of over 10% of the Company's Common Stock failed to timely file required reports under Rule 16(a) of the Securities and Exchange Act of 1934, as amended, during 2001 or previous fiscal years.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From April 2000 through January 2001, the Company rented office space for $650 a month from a company partly owned by Nicholas Litchin. For the years ended December 31, 2001 and 2000, the aggregate rent was $650 and $5,949.

     As of September 1999, the Company entered into an agreement with American Registration Systems, Inc., a company whose sole shareholder at the time was the late Chief Executive Officer of the Company, for the purchase of a patent for $130,000. For the years ended December 31, 2001 and 2000, installments of principal and interest of $20,000 and $25,000, respectively, were paid, including interest of $9,384 and $10,087, respectively. Future payments are due in quarterly installments of $5,000, inclusive of interest of 6.61%.

     During 2000, the Company leased five (5) service vehicles from a company
owned by Kent Litchin, the son of Nicholas Litchin, an ITI Director.   In 2000,
the Company paid $28,136 in operating lease payments. During December 2000, the Company purchased the vehicles for $14,089.

     During 1999, the Company advanced $28,285 to a trust of late Chief Executive Officer of the Company. The amount due including $3,602 imputed interest is estimated to be uncollectible and has been recorded as a "loss on uncollectible advance to affiliate." For the years ended December 31, 2001 and 2000, the Company recorded imputed interest income of $1,518 and $1,446, respectively.


                                 PROPOSAL 2

                    RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has authorized the firm of Comiskey & Company P.C., independent public accountants, to serve as auditors for the fiscal year ending December 31, 2002. A representative of Comiskey & Company P.C. will be present telephonically at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Further, the representative of Comiskey & Company P.C. will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF COMISKEY & COMPANY AS THE AUDITORS OF THE COMPANY.


                                OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.


              STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     Any stockholder who wishes to present a proposal for consideration at the Annual Meeting of Stockholders to be held in 2003 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in the Company's proxy materials relating to the 2003 Annual Meeting of Stockholders, the stockholder must submit such proposal in writing to the Company so that it is received no later than June 25, 2003. Any stockholder proposal submitted with respect to the Company's 2003 Annual Meeting of Stockholders which proposal is received by the Company after August 8, 2003, will be considered untimely for purposes of Rule 14a-4 and 14a-5 under the Exchange Act and the Company may vote against such proposal using its discretionary voting authority as authorized by proxy.


                        ANNUAL REPORT TO STOCKHOLDERS

     Our Annual Report for the fiscal year ended December 31, 2001, is being mailed to Stockholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.


                                             By Order of the Board of Directors



Vista, California
September 23, 2002



                                  EXHIBIT A

                        INTELLECTUAL TECHNOLOGY, INC.
                           AUDIT COMMITTEE CHARTER

Organization

      The Audit Committee (the "Committee") of Intellectual Technology, Inc. ("ITI") is appointed by the Board of Directors (the "Board"), each member of whom shall meet the independence and experience requirements of the Nasdaq Stock Exchange. In particular, the Chairman of the Audit Committee shall have accounting or related financial management expertise.

Purpose

      The primary purpose of the Committee is to assist the Board in fulfilling the Board's oversight responsibilities over ITI's financial reporting process and systems of internal controls, monitoring the independence and performance of ITI's independent auditors and maintaining open communication between the Board and the independent auditors and financial management.

Responsibilities

     Review Procedures

      1. Annually review the Charter and the Committee's adherence to it.

      2. Annually review with ITI's counsel, legal matters that could have a significant impact on the financial statements.

      3. Review with financial management and the independent accountants the annual and quarterly financial statements prior to filing or distribution. Discuss with management and the independent auditors any accounting policies which may be viewed as critical and any significant changes to ITI's accounting principles and any items required to be communicated by the independent accountants in accordance with the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61 ("AICPA SAS 61").

      4. Discuss with management and the independent accountants any significant financial risks and the actions required to minimize such risks.

      5. Annually review related party transactions for potential conflicts of interest.

      6. Review financial and accounting personnel succession planning.

     Independent Auditors

      1. Annually recommend to the Board the independent auditors to be appointed after evaluating independence, performance and cost effectiveness. The Committee must approve any discharge of the independent auditor. The independent auditors are ultimately accountable to the Audit Committee and the Board.

      2. Annually obtain and review a written report from the independent auditors disclosing all relationships with ITI and consider any impact on their independence and objectivity. Review any non-audit services provided by the independent auditor and the fees for such services to determine the compatibility of such services with the independent auditors' independence and objectivity.

      3. Review with the independent auditors the scope and procedures of the audit and approve all amounts to be paid to the independent auditors.

      4. Review the experience and qualifications of the senior members of the independent auditors and their quality control procedures.

      5. Review with the independent auditors (a) the results of their audit in accordance with AICPA SAS 61, as amended, (b) their findings and recommendations, (c) the opinion to be issued in respect to ITI's financial statements prior to any filings or other distribution and
         (d) the quality and acceptability of ITI's accounting principles.

      6. Review with the independent auditors and financial management, the integrity, adequacy and effectiveness of the accounting and other financial controls of ITI.

      7. Provide an opportunity for direct communication between the Board and the independent auditors, including the opportunity to meet with the Audit Committee without members of management present.

      8. Review with management and the independent auditors the financial information, including management's discussion and analysis, to determine that the independent auditors are satisfied with the disclosure and content of the financial information.


     Other Responsibilities

      1. Consider, and, if appropriate, investigate any matter brought to the attention of the Audit Committee within the scope of its duties. The Committee shall have direct access to the independent auditors and ITI personnel and may retain, at ITI's expense, special legal, accounting or other consultants or experts.

      2. Maintain minutes of meetings and periodically report to the Board on its activities.

      3. Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, the Audit Committee is not responsible for planning or conducting audits or determining that ITI's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. Those duties are the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and ITI's Code of Conduct, when formally established.


This Charter was adopted by the Board as of September 9, 2002.







                        INTELLECTUAL TECHNOLOGY, INC.

                               1040 Joshua Way
                               Vista, CA 92083
________________


              ANNUAL MEETING OF SHAREHOLDERS - October 23, 2002


     The undersigned shareholder(s) of Intellectual Technology, Inc. (the "Company") hereby appoints Craig Litchin and George McGill (the "Proxy"), or each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Hilton Garden Inn located at 6450 Carlsbad Blvd., Carlsbad, California 92009, on Wednesday, October 23, 2002, at 9:00 a.m. Pacific time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. Election of Directors. To elect the following four (4) persons to the Board of Directors of the Company to serve until the 2003 Annual Meeting of Stockholders and until their successors are elected and have qualified:

              Nicholas Litchin                     Walter G. Fuller

              Bradford A. Morrow                   Christopher M. Welch

 [  ]   For all nominees listed above    [  ] WITHHOLD AUTHORITY to vote for all
       (except as marked to the contrary)     nominees listed above.


     A shareholder may withhold authority to vote for any nominees by drawing a line through or otherwise striking out the name of such nominee.

     If no specification is made, the votes represented by this proxy will be cast FOR the election of the nominees listed above. This proxy vests discretionary authority to cumulate votes for directors.

2. Ratification of the selection of Comiskey & Company P.C. to serve as auditors of the Company for the fiscal year ending December 31, 2002.

[  ]  FOR                  [  ]  AGAINST         [  ]  ABSTAIN


     Unless otherwise specified, the votes represented by this Proxy will be cast FOR ratification and approval of the above proposal.

3. In their discretion, the Proxy are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.


This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire.

This proxy is solicited on behalf of the Board of Directors.


Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                   Dated: ______________________________, 2002


                                         ________________________________
                                         Signature


                                         ________________________________
                                         Signature, if held jointly


                                         ________________________________
                                         Printed Name(s)

                                         I (We) [  ] will [  ] will not
                                         attend the Annual Meeting in person.


NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.